Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of QRS Corporation (the “Company”) on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C. Parsons, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN C. PARSONS, JR.
John C. Parsons, Jr. Senior Vice President, Chief Financial Officer March 28, 2003

A signed original of this written statement required by Section 906 has been provided to QRS Corporation and will be retained by QRS Corporation and furnished to the Securities and Exchange Commission or its staff upon request.